Ohio National Fund, Inc.	October 7, 2014

Mid Cap Opportunity Portfolio

Supplement to Summary Prospectus Dated May 1, 2014

Under the section “Management,” information regarding Jeffrey Rabinowitz is deleted and replaced with the following:

Craig Glassner, MD, CFA, is a Managing Director at GSAM and has been a Portfolio Manager of the Portfolio since 2013. Ashley R. Woodruff, CFA, is a Managing Director at GSAM and has been a Portfolio Manager of the Portfolio since July 2014.